SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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POTOMAC BANCSHARES, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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POTOMAC BANCSHARES, INC.
Charles Town, West Virginia

________________________________________________________

NOTICE OF REGULAR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 24, 2007
________________________________________________________

To the Shareholders:

     The Regular Annual Meeting of Shareholders of Potomac Bancshares, Inc. ("Potomac") will be held at Clarion Hotel and Conference Center, Shepherdstown, West Virginia, at 10:30 a.m., on April 24, 2007, for the purposes of considering and voting upon proposals:

     1. To elect a class of directors for a term of three years.

     2. To ratify the selection by the board of directors of Yount, Hyde & Barbour, P.C., as independent certified public accountants for the year 2007.

     3. To approve an amendment to the Potomac Bancshares, Inc. 2003 Stock Incentive Plan to provide for an increase from 183,600 to 433,600 shares of Common Stock to be available for the Plan.

     4. To approve any other business that may properly be brought before the meeting or any adjournment thereof.

     Only those shareholders of record at the close of business on March 1, 2007, shall be entitled to notice of the meeting and to vote at the meeting.

By Order of the Board of Directors

Robert F. Baronner, Jr.
President and Chief Executive Officer

PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU HAVE THE OPTION TO WITHDRAW YOUR PROXY.

March 26, 2007

POTOMAC BANCSHARES, INC.
111 EAST WASHINGTON STREET
P.O. BOX 906
CHARLES TOWN, WEST VIRGINIA 25414-0906
(304) 725-8431

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS - APRIL 24, 2007

     Potomac Bancshares, Inc. is furnishing this statement in connection with its solicitation of proxies for use at the annual meeting of shareholders of Potomac Bancshares, Inc. to be held on April 24, 2007, at the time and for the purposes set forth in the accompanying notice of regular annual meeting of shareholders.

Solicitation of Proxies

     Potomac’s management, at the direction of Potomac’s board of directors, is making this proxy solicitation. These proxies enable shareholders to vote on all matters scheduled to come before the meeting. If the enclosed proxy is signed and returned, it will be voted as directed; or if not directed, the proxy will be voted "FOR" all of the various proposals to be submitted to the vote of shareholders described in the enclosed notice of regular annual meeting and this proxy statement. A shareholder executing the proxy may revoke it at any time before it is voted by:

  notifying Potomac in person,

  giving written notice to Potomac of the revocation of the proxy,

  submitting to Potomac a subsequently-dated proxy, or

  attending the meeting and withdrawing the proxy before it is voted at the meeting.

     Potomac will pay the expenses of this proxy solicitation. In addition to this solicitation by mail, officers and regular employees of Potomac and Bank of Charles Town may, to a limited extent, solicit proxies personally or by telephone or telegraph, although no person will be engaged specifically for that purpose.

Eligibility of Stock for Voting Purposes

     Under Potomac’s bylaws, the board of directors has fixed March 1, 2007, as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the annual meeting or any adjournment thereof. On that day, there were issued and outstanding 3,433,583 shares of common stock. The presence, in person, or by properly executed proxy, of the holders of a majority of the outstanding shares of the company’s common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Abstentions will be counted as shares present for purposes of determining the presence of a quorum. Any shares held in street name that are not voted (“broker non-votes”) in the election of directors, the amendment to the 2003 Stock Incentive Plan or the proposal to ratify the company’s appointment of Yount, Hyde & Barbour, P. C. will not be included in determining the number of votes.

     As of the record date for the annual meeting, 3,433,583 shares of the capital stock of Potomac were outstanding and entitled to vote. The principal holders of Potomac common stock are discussed under the section of this proxy statement entitled, "Principal Holders of Voting Securities". As of the record date, Potomac had a total of approximately 1,100 shareholders of record.

PURPOSES OF MEETING

1.     ELECTION OF DIRECTORS

General

     Potomac’s articles of incorporation currently provide for a classified board of directors. There are three classes with each being elected for a three-year term. There are presently 12 directors on the board, four of whom are nominees for election at the 2007 annual meeting. All of the nominees are non-employee directors.

     Directors are elected by a plurality of the shares voted. As required by West Virginia law, each share is entitled to one vote per nominee, unless a shareholder requests cumulative voting for directors at least 48 hours before the meeting. If a shareholder properly requests cumulative voting for directors, then each shareholder will have the right to vote the number of shares owned by that shareholder for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of directors multiplied by the number of shares owned shall equal, or to distribute them on the same principle among as many candidates as the shareholder sees fit. If any shares are voted cumulatively for the election of directors, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. For all other purposes, each share is entitled to one vote. Because director nominees must receive a plurality of the votes cast at the meeting, a vote withheld will not affect the outcome of the election.

     The Board of Directors of Potomac serves as the nominating committee for the board. The Board of Directors feels an additional committee is not necessary with the very low turnover rate of members and the entire Board’s ability to recommend nominees with qualities expected of members. The Board of Directors makes nominations based upon its belief that candidates for director should have certain minimum qualifications, including:

  Directors should be of the highest ethical character.

  Directors should have excellent personal and professional reputations in the company’s market area.

  Directors should be accomplished in their professions or careers.

  Directors should be able to read and understand financial statements and either have knowledge of, or the ability and willingness to learn, financial institution law.

  Directors should have relevant experience and expertise to evaluate financial data and provide direction and advice to the chief executive officer and the ability to exercise sound business judgment.

  Directors must be willing and able to expend the time to attend meetings of the board of directors of the company and the bank and to serve on board committees.

  The board of directors will consider whether a nominee is independent, as legally defined. In addition, directors should avoid the appearance of any conflict and should be independent of any particular constituency and be able to serve all shareholders of the company.

  Because the directors of the company also serve as directors of the bank, a majority of directors must be residents of West Virginia, as required by state banking law.

  Directors must be acceptable to the company’s and the bank’s regulatory agencies, including the Federal Reserve Board, the Federal Deposit Insurance Corporation and the West Virginia Division of Banking and must not be under any legal disability which prevents them from serving on the board of directors or participating in the affairs of a financial institution.

  Directors must own or acquire sufficient capital stock to satisfy the requirements of federal law, state law and the bylaws of Potomac.

  Directors must be at least 21 years of age.

     The board of directors of the company reserves the right to modify these minimum qualifications from time to time, except where the qualifications are required by the laws relating to financial institutions.

     The process of identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms are set to expire, the board considers the directors’ overall service to the company during their term, including such factors as the number of meetings attended, the level of participation, quality of performance and any transactions between such directors of the company and the bank. The board also reviews the payment history of loans, if any, made to such directors of the bank to ensure that the directors are not chronically delinquent and in default. The board considers whether any transactions between the directors and the bank have been criticized by any banking regulatory agency or the bank’s external auditors and whether corrective action, if required, has been taken and was sufficient. The board also confirms that such directors remain eligible to serve on the board of directors of a financial institution under federal and state law. For new director candidates, the board uses its network of contacts in the company’s market area to compile a list of potential candidates. The board then meets to discuss each candidate and whether he or she meets the criteria set forth above. The board then discusses each candidate’s qualifications and chooses a candidate by majority vote.

     The board will consider director candidates recommended by stockholders, provided that the recommendations are received at least 120 days before the next annual meeting of shareholders. In addition, the procedures set forth below are to be followed by stockholders submitting nominations. The board does not intend to alter the manner in which it evaluates candidates, regardless of whether or not the candidate was recommended or nominated by a shareholder.

     Potomac’s bylaws provide that nominations for election to the board of directors, other than those made by or on behalf of Potomac’s existing management, must be made by a shareholder in writing delivered or mailed to the President not less than 14 days nor more than 50 days prior to the meeting called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, the nominations must be mailed or delivered to the President not later than the close of business on the 7th day following the day on which the notice of meeting was mailed. The notice of nomination must contain the following information, to the extent known:

  name and address of proposed nominee(s);

  principal occupation of nominee(s);

  total shares to be voted for each nominee;

  name and address of notifying shareholder; and

  number of shares owned by notifying shareholder.

  Nominations not made in accordance with these requirements may be disregarded by the chairman of the meeting and in such case the votes cast for each such nominee will likewise be disregarded.

     The table beginning on page 7 of this proxy statement contains background information on each director nominee.

Committees of the Board

     Potomac’s board of directors has a standing audit committee. The report of this committee is given on pages 6 and 7 of this proxy statement. Other functions of board committees for Potomac have been carried out by the board of directors as a whole or through committees of the board of directors of Bank of Charles Town. While there is no such requirement, the boards of directors of the bank and Potomac are, and have at all times been, identical.

     The audit committee consists of five independent directors: J. Scott Boyd, Guy Gareth Chicchirichi, E. William Johnson, Barbara H. Pichot and Donald S. Smith. All members of the committee meet the NASDAQ definition for independence. That definition is attached hereto as Appendix B. The audit committee is appointed and approved by the boards of Potomac and the bank. The committee is to assist these boards in monitoring (1) the integrity of the financial statements of the company, (2) the compliance by the company with legal and regulatory requirements, (3) the independence of the company’s internal and external auditors and (4) the effectiveness of internal controls and procedures. During 2006, the audit committee held six regular meetings.

     The company’s board of directors has determined that Barbara H. Pichot meets the requirements of an audit committee financial expert as defined by the Securities and Exchange Commission for 2006 and 2007.

     The bank has a standing asset/liability/investment management committee, Community Reinvestment Act committee, personnel committee, trust committee, trust investment review committee, merger and acquisition committee, executive committee, information technology (IT) committee and Sarbanes-Oxley 404 (SOX 404) steering committee.

     The asset/liability/investment management committee consists of ten members: Robert F. Baronner, Jr., Guy Gareth Chicchirichi, William R. Harner, David W. Irvin, E. William Johnson, Gayle Marshall Johnson, Tim Lewis, Brent Milbourne, C. Larry Togans and Bernadine Wean. This committee is comprised of board members and officers whose responsibilities are to manage the balance sheet of the bank by maximizing and maintaining the spread between interest earned and interest paid while assuming acceptable business risks and ensuring adequate liquidity. The committee recommends investment policies to the board and reviews investments as necessary. This committee held four meetings during 2006.

     The Community Reinvestment Act (CRA) committee consists of seven members: Robert F. Baronner, Jr., Donna J. Burns, Margaret Cogswell, Thomas C. G. Coyle, David W. Irvin, Marcia Lerch and Susan Myers. The CRA committee is responsible for recommending to the board of directors policies that address fair lending concerns and the requirements of the CRA. Fair lending concerns are directed at preventing lending practices that discriminate either overtly or that have the effect of discrimination. The Community Reinvestment Act requires that banks meet the credit needs of their communities, including those of low- and moderate-income borrowers. This committee held two meetings in 2006.

     The personnel committee consists of seven members: one employee, Diane Armstrong; one employee director, Robert F. Baronner, Jr. (ex-officio); and five independent directors, J. Scott Boyd, Guy Gareth Chicchirichi, Thomas C.G. Coyle, John C. Skinner, Jr. and Donald S. Smith. The independence definition attached as Exhibit B is also applicable for personnel committee independent members. The committee operates under the same charter as the company. The personnel committee's responsibilities include evaluating staff performance and requirements, reviewing salaries, and making necessary recommendations to the board regarding these responsibilities. The committee held one meeting in 2006. The executive officer who serves on this committee did not make recommendations or participate in meetings relating to his own salary. See "Personnel Committee Report on Executive Compensation.”

     The trust committee consists of eight members: Robert F. Baronner, Jr., John P. Burns, Jr., Thomas C.G. Coyle, William R. Harner, Robert L. Hersey, John C. Skinner, Jr., David S. (Joe) Smith and C. Larry Togans. The trust committee is responsible for the general supervision of the fiduciary activities performed by the Trust and Financial Services Division in order to ensure proper administration of all aspects of the bank's fiduciary business. It sets forth prudent policies and guidelines under which the department can fulfill its fiduciary responsibilities in a timely and efficient manner and meet state and federal regulatory requirements. The committee makes periodic reports to the board of directors and oversees the activities of the trust investment review committee. The trust committee held six regular meetings in 2006.

     The trust investment review committee, consisting of two trust officers, Robert L. Hersey and David S. (Joe) Smith, and two directors, William R. Harner and C. Larry Togans, meets regularly to review investments in trust accounts and to determine that these investments remain within the guidelines of the account. This committee held 12 meetings during 2006.

     The merger and acquisition committee consists of six members: Robert F. Baronner, Jr., Guy Gareth Chicchirichi, E. William Johnson, Barbara H. Pichot, John C. Skinner, Jr. and Donald S. Smith. The committee shall have the authority to review and recommend merger and acquisition transactions and investment transactions proposed by management to the full Board of Potomac Bancshares, Inc. The committee held three meetings in 2006.

     The executive committee consists of seven members: Robert F. Baronner, Jr., J. Scott Boyd, John P. Burns, Jr., William R. Harner, John C. Skinner, Jr. Donald S. Smith and C. Larry Togans. This committee meets on an as needed basis to review and approve loans that exceed the chief executive officer’s lending authority. This committee held five meetings in 2006.

     The IT (Information Technology) committee consists of 25 members: Jaime Armolt, Diane Armstrong, Robert F. Baronner, Jr., Donna J. Burns, Clara Carroll, Margaret Cogswell, Brian Davis, Misty Harder, Karen S. Hensell, Robert L. Hersey, Josh Householder, David W. Irvin, Ashley Johnson, Gayle Marshall Johnson, Tim Lewis, Cindy Light, Brent Milbourne, Tammy Miller, Susan S. Myers (ex-officio), Linda Sager, Linda Stewart, Matt Stickel, Shawn Stotler, Bernadine Wean and Bob Weddle. The committee’s primary responsibilities are to prioritize major IT projects, establish IT policies and procedures, identify technology related opportunities, and set IT standards that insure cost effective and efficient operations. This committee held ten meetings in 2006.

     The SOX 404 steering committee consists of 11 members: Robert F. Baronner, Jr., Donna J. Burns, Robert L. Hersey, David W. Irvin, Gayle Marshall Johnson, Tim Lewis, Susan S. Myers, Barbara H. Pichot, Linda Sager, Shawn Stotler and Bernadine Wean. Additional committee members attending on an as needed basis are Tammy Frazier of Yount, Hyde & Barbour, P.C., Bill Brizendine and Robin Onishi of Crowe Chizek and Company LLC and Gayla Anderson of Bank of Charles Town. The SOX 404 steering committee is responsible for assisting with and reviewing project goals and timelines, reviewing and approving the mapping process of significant accounts, and reviewing SOX 404 documentation and testing materials to ensure that the bank will be in compliance with Section 404 of the Sarbanes-Oxley act. This committee held one meeting in 2006.

     Neither Potomac nor the bank has a nominating committee for the reasons stated in the General section under Part 1, Election of Directors on page 2. Rather, the board of directors of each selects nominees to fill vacancies on the boards.

     The board of directors of Potomac met for thirteen regular meetings in 2006. The board of directors of the bank held regular monthly meetings the second Tuesday of each month in 2006. Special meetings are held from time to time as required. During 2006, the bank board held 13 regular meetings. During the year, each of the directors attended at least 75% of all meetings of the boards of Potomac and the bank and all committees of the boards on which they served.

Audit Committee Report

     The members of the audit committee are all independent in accordance with the requirements of NASDAQ.

     The audit committee oversees Potomac’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.

     The audit committee has reviewed and discussed the audited financial statements with management, discussed with the independent auditor the matters required by SAS 61, received communications from the independent auditor as to their independence, and discussed independence with the auditor.

     The audit committee has received the written disclosures and the letter from the independent accountant required by Independence Standards Board No. 1, “Independence Discussions with Audit Committees”, and has discussed with the independent accountant the independent accountant’s independence.

     Based on its review and discussions with management and the independent auditor, the audit committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K filed by the company.

     The audit committee and the board of directors have adopted a written charter for the audit committee.

     The following fees were paid to Yount, Hyde & Barbour, P.C., Potomac Bancshares, Inc.’s certified public accountants, for services provided to the company for the fiscal years ending December 31, 2006 and 2005.

	2006		2005
	Fees	Percentage	Fees	Percentage
Audit fees	$42,400	54.0%	$41,000	52.5%
Audit-related fees	31,515	40.1%	32,538	41.7%
Tax fees	4,650	5.9%	4,500	5.8%
All other fees	- -	0.0%	- -	0.0%
	$78,565	100.0%	$78,038	100.0%

A description of these fees is as follows:

  Audit fees: Audit and review services, and review of documents filed with SEC.

  Audit-related fees: Agreed-upon procedures related to the Trust Department’s Regulation 9 examination, Information Technology audit services, audit of the Bank’s pension plan and consultation concerning financial accounting and reporting standards and other related issues.

  Tax fees: Preparation of federal and state tax returns and consultation concerning tax compliance issues.

     The audit committee of the board believes that the non-audit services provided by Yount, Hyde & Barbour are compatible with maintaining the auditor’s independence. The audit committee charter requires that the audit committee pre-approve all services performed by the independent auditors. However, the pre-approval requirement is waived for non-audit services if the amount of the non-audit service is not more than 5% of the total amount paid to the independent auditors during the fiscal year in which the services are provided and such services were not recognized at the time of the engagement to be non-audit services and such services are promptly brought to the committee’s attention and approved prior to the completion of the audit. All of the services described above for which Yount, Hyde & Barbour, P.C., billed the company for the fiscal year ended December 31, 2006, were pre-approved by the company’s audit committee. For the fiscal year ended December 31, 2006, the company’s audit committee did not waive the pre-approval requirement of any non-audit services to be provided to the company by Yount, Hyde & Barbour, P.C.

     This report should not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Potomac specifically incorporates this report by reference, and shall not otherwise be filed with such Acts.

E. William Johnson, Chairman
J. Scott Boyd
Guy Gareth Chicchirichi
Barbara H. Pichot
Donald S. Smith

March 9, 2007

Management Nominees to the Board of Potomac

		Served As	Family
		Director	Relationship	Year
		of	With	in Which
		Potomac	Other	Term	Principal Occupation or
Nominees	Age	Since	Nominees	Expires	Employment Last Five Years
J. Scott Boyd	50	1999	None	2007	Pharmacist, owner Jefferson Pharmacy, Inc.,
					Jefferson County, West Virginia since 1982;
					Pharmacist, owner JSB Enterprises, Inc.
					dba South Berkeley Pharmacy, Berkeley
					County, West Virginia since 2006; President
					and Chairman of Board of Directors of In
					Home Medications West Virginia, Inc.

John P. Burns, Jr.	65	1994	None	2007	Owner/operator of a beef and grain farm
					in Jefferson County, West Virginia; past
					President, Jefferson County Fair
					Association; Director, Valley Farm Credit.

Barbara H. Pichot	59	2004	None	2007	Retired certified public accountant and partner in
					CoxHollida LLP, a public accounting firm in
					Berkeley County, West Virginia, 1981—2006;
					past President, Hospice of the Panhandle;
					past Chair Board of Governors, Shepherd
					University.

C. Larry Togans	60	2004	None	2007	Retired Deputy, Branch of Human Resources,
					U. S. Geological Survey, employed
					1973 to 2001.

The Board of Directors recommends that shareholders vote “For” all of the nominees listed above.

Directors Continuing to Serve Unexpired Terms

		Served As	Family
		Director	Relationship	Year
		of	With	in Which
		Potomac	Other	Term	Principal Occupation or
Directors	Age	Since	Nominees	Expires	Employment Last Five Years
Robert F. Baronner, Jr.	48	2001	None	2008	Employed by bank as of 1/1/01 as President and
					Chief Executive Officer.

Guy Gareth Chicchirichi	65	1994	None	2008	Executive Manager, Secretary/Treasurer,
					Guy’s Buick-Pontiac-Oldsmobile-GMC
					Truck, Inc., Jefferson County, West Virginia;
					charter member of Charles Town Rotary Club;
					Director, Jefferson County Boys & Girls’ Club.

Margaret Cogswell	48	2003	None	2008	Executive Director, Hospice of the
					Panhandle, Berkeley County,
					West Virginia since 1986.

Thomas C. G. Coyle	78	1994	None	2008	Retired owner/operator of Riddleberger’s
					Store, Jefferson County, West Virginia;
					Trustee and Elder, Charles Town
					Presbyterian Church; Director, Edge Hill
					Cemetery.

William R. Harner	66	1994	None	2009	Employed at bank 1967 to 2004; Senior
					Vice President and Cashier 1988 to 2004
					(retired); Senior Vice President and Secretary
					of Potomac 1994 to 2004.

E. William Johnson	62	1994	None	2009	Professor of Economics, Shepherd
					University, Jefferson County, West Virginia.

John C. Skinner, Jr.	65	1994	None	2009	Attorney, owner of Nichols & Skinner,
					L. C., Jefferson County, West Virginia;
					bank attorney since 1986; Potomac
					attorney since 1994.

Donald S. Smith	78	1994	None	2009	Employed at bank 1947 to 1991;
					President 1978 to 1991 (retired); Vice
					President of Potomac since 1994.

     Robert F. Baronner, Jr. and William R. Harner are the only management nominees or directors who do not meet the NASDAQ definition of independence as detailed in Exhibit B to this proxy statement. Mr. Baronner is currently employed by the bank. Mr. Harner retired as an employee of the bank in June of 2004.

Ownership of Securities by Nominees, Directors and Officers

     The following table shows the amount of Potomac's outstanding common stock beneficially owned by nominees, directors and principal officers of Potomac individually and as a group. Beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security or if he or she has the right to acquire beneficial ownership of the security within sixty days. The information is furnished as of March 1, 2007, on which date 3,433,583 shares were outstanding.

				Aggregate
	Amount and Nature of		Shares Subject to a	Percent of
Nominees	of Beneficial Ownership		Right to Acquire **	Common Stock
J. Scott Boyd
201 S Preston Street	7,494 shares	D
Ranson WV 25438	1,122 shares	I	5,250.2509

John P. Burns, Jr.
1 Burns Farm Road
Charles Town WV 25414	28,374 shares	D	5,250.8264

Barbara H. Pichot
12586 Leetown Road
Kearneysville, WV 25430	7,090 shares	D	3,892.2065

C. Larry Togans
1486 Tuscawilla Drive
Charles Town WV 25414	4,096 shares	D	3,892.1193

Non-Nominees

Robert F. Baronner, Jr
PO Box 906	14,657 shares	D
Charles Town WV 25414	739 shares	I	5,508.4484

Guy Gareth Chicchirichi
139 Blakeley Place
Charles Town WV 25414	25,676 shares	D	5,250.7478

Margaret Cogswell
122 Waverly Court
Martinsburg WV 25403	5,656 shares	D	5,250.1647

Thomas C.G. Coyle
78 High Street
Charles Town WV 25414	28,082 shares	D	5,250.8179

William R. Harner
259 Fenway Drive
Charles Town WV 25414	13,818 shares	D	5,250.4024

E. William Johnson
90 Maryland View Dr.	11,370 shares	D
Harpers Ferry WV 25425	102 shares	I	5,250.3341

John C. Skinner, Jr.
PO Box 487
Charles Town WV 25414	28,584 shares	D	5,250.8325

Donald S. Smith
419 S. Church Street	21,890 shares	D
Charles Town WV 25414	18,360 shares	I	5,250	1.1722

				Aggregate
	Amount and Nature of		Shares Subject to a	Percent of
Officers (Non-Nominees)	of Beneficial Ownership		Right to Acquire **	Common Stock
David W. Irvin
PO Box 906
Charles Town WV 25414	3,974 shares	D	2,814.1157

Gayle Marshall Johnson
PO Box 906
Charles Town WV 25414-906	5,922 shares	D	2,814.1725

All nominees, directors and
principal officers as a group
(14 persons)	227,006 shares			6.6113

D	Direct ownership
I	Indirect ownership
**	Consists of options exercisable within 60 days of March 1, 2007.

Although there is no formal written policy, the company expects all directors to attend the annual meeting of shareholders. Twelve directors attended the annual meeting held on April 25, 2006.

Compensation Discussion and Analysis of Executive Compensation

     The main focus of the bank is to provide our customers with the most highly qualified, technically competent employees that are available. Management’s intent is to adequately compensate its executive level employees based on their level of expertise, ability to meet the strategic goals of the organization, and willingness to cultivate an environment that encourages subordinates to strive to increase their role in the operations of the bank.

     Providing a fair standard of living for the executive officers is of utmost importance. The personnel committee has, for years, gathered information from organizations of similar size both in and outside the immediate market area. The bank’s market consists primarily of Jefferson County and Berkeley County in West Virginia. Although the bank has no physical locations in other states, its proximity to Virginia and Maryland allow it to reach customers that reside in those states. The personnel committee compares the compensation levels of its executive officers with the levels, when known, of such institutions as Bank of Clarke County, First Bank and The Marathon Bank. Although the bank is smaller in asset size than these comparative banks, these banks are the closest in performance, asset size and proximity to the primary market area. The committee also considers other factors such as inflation and cost of living. The objective of providing a fair standard of living is designed to reward our personnel for remaining competitive in the marketplace and positioning the bank for continued growth. It is also designed to attract personnel from outside the organization.

     Management provides bonus and incentive programs. These programs range from rewarding executives for their management skills to incentives based on the sale or marketing of specific products. Executive bonuses are primarily based on meeting objectives outlined in their annual review. Each executive is required to meet with the President annually to review and discuss past performance and to plan future performance measures. The bonus is determined by the amount of progress reached on the performance measures outlined in the prior year’s review. A significant portion of executive bonuses involves the management of employees and the subordinate employees’ overall performances. There are other less subjective measures considered as well. Bonuses for some executive officers are specifically tied to the overall performance of Potomac, to the size of the loan portfolio and to the amount of fees collected in the loan area. The incentive programs are very specific. Employees that convince customers to participate in bank services or take advantage of specific products are rewarded with predetermined incentive payments based on the product or service. Employees that recommend new employees to the organization are given a predetermined incentive if the recommended employee is hired and remains with the bank for a period of at least six months. These programs are available to all bank personnel, including executive level employees. These programs are designed to encourage management to provide a good example in the work place and to provide opportunities for additional income based on specific performance.

     The bank currently provides what management believes is an extremely competitive benefits package. Management provides medical coverage with deductible to each employee at no charge, a noncontributory pension plan, a 401(k) plan with matching funds and short term/long term disability at no charge to the executive officers. Some of these benefits are fairly common in larger markets and the banking industry in general. However, many are offered to a lesser degree or not offered at all in the bank’s primary market area. Providing a comprehensive benefits package is an integral part of recruiting and keeping executive officers. The health benefits are designed to reward the employee for maintaining a healthy lifestyle. This will, in turn, reduce the amount of time employees are absent due to illness or injury. The post employment benefits are designed to reward the employee for the years of dedicated service they have provided the bank. The most common benefit is the 401(k) plan with matching funds. This allows the employee to contribute funds on a pre-tax basis toward their own retirement while the bank will contribute matching funds up to 3%. The matching funds will increase to 4% in 2007. The pension plan (defined benefit plan) is funded in total by the bank. The employee will receive pension benefits at the normal retirement age of 65 if the employee vests in the program. The amount of pension compensation is based on the highest five consecutive years of compensation during the employment period for each employee. Each employee is 100% vested in the pension at the completion of five consecutive years of service.

     Bank of Charles Town has created a somewhat diverse group of compensation tools. The most basic elements of compensation are salary, bonus and incentive programs. Salary and bonus are designed to compensate the executive officer for his or her daily, routine duties and to encourage executives to develop their management skills and abilities. Some executives’ bonuses are tied to the overall performance of the holding company. The goal of the bank is to grow loans and deposits and to increase net income 10% annually. Bonuses for one or more executive officers are tied to the growth in these areas. Bonus totals can be increased or decreased based on the proximity of the actual results to overall goals. The incentive programs encourage employees to sell and market specific products and promote loan and deposit growth. Incentives also encourage executives to be on the look out for talent outside of the organization. Most incentive programs provide a specific payment that is tied to a product or service sold or tied to the hiring of new employees. The loan incentives are the only incentives paid by commission. All incentives can include short term or long term goals set by management. Option awards are provided to executives as an incentive to be focused on the overall long term performance of the bank. Options are typically granted at the first board of directors meeting of each new calendar year.

     The Board of Directors makes compensation decisions regarding the CEO. The CEO makes compensation decisions regarding each named executive officer. Each named executive officer is independently evaluated for job performance and contribution to the bank’s strategic goals. The personnel committee monitors inflation and compares the compensation levels of its executive officers with the levels, when known, of such institutions as Bank of Clarke County, First Bank and The Marathon Bank. The data and comparisons are provided by Fauquier Financial Services, an outside consulting firm, and Yount, Hyde and Barbour, P.C.

     Potomac’s named executive officers did not receive compensation as such during 2006. All named executive officers of the bank have the opportunity for a variety of short term and long term compensation. However, the number and value of compensation can vary depending on the executive officer. In general, salary, bonus and options are awarded based on the level of the executive officer. Incentive, pension and other compensation are more diverse in their opportunities. A discussion of each officer will more clearly define their compensation.

     The President and CEO is the only executive officer with a written employment agreement. The agreement is renewable on an annual basis and the salary of the CEO is set upon renewal of this agreement. The bonus of the CEO is tied strictly to the performance of the bank. The elements in calculating the bonus are earnings per share, return on equity, return on assets, average price per share, loan growth, deposit growth, efficiency ratio, credit quality, and the gross income of BCT Investments and the Trust Department. Each element is measured against the predetermined amounts or percentage increases. Each element is worth 10% of the total bonus except earnings per share which accounts for 20% of the bonus amount. The CEO is eligible for a maximum bonus equal to 22% of the CEO’s annual salary. All other compensation provided to the CEO is in the form of director fees, matching contributions to the bank’s 401(k) plan, premium payments for bank provided life insurance, stock options and a defined benefit plan. The CEO is the only employee Director. The CEO is not compensated for attendance at committee meetings.

     The Executive Vice President is provided a salary based on years of service and level of expertise. He was awarded a substantial raise in 2006 due to increased administrative responsibilities associated with the commercial, retail and mortgage areas of the bank. In the normal course of business, the Executive Vice President is awarded a raise in line with the 3% increase received by all employees in 2006. The bonus for this position is tied to overall performance of the bank. Like the CEO there are several elements considered in calculating the bonus of the Executive Vice President. The elements include earnings per share, return on equity, return on assets, loan growth, deposit growth, credit quality and loan fee income. These elements are weighted as follows: 20% each for earnings per share, loan growth and deposit growth; and 10% each for loan fee income, return on equity, return on assets and credit quality. The maximum bonus that can be earned is 20% of the annual salary. The Executive Vice President receives incentive income based on commercial loan fees collected. The only other compensation is the matching contributions to the bank 401(k) plan, premium payments for bank provided life insurance, stock options and a defined benefit plan.

     The Chief Financial Officer is provided a salary based on years of experience and level of expertise. She is awarded an annual raise in line with that awarded to all employees of the bank. The bonus for this executive is based on the overall performance of the bank and obtaining certain goals set for the year. Incentive opportunities for the CFO are limited because the position does not have a sales component. The only other compensation provided is the matching contribution to the bank 401(k) plan, premium payments for bank provided life insurance, stock options and a defined benefit plan.

     During 2003 the Potomac board and the shareholders adopted and approved the 2003 Stock Incentive Plan which reserves 183,600 shares of common stock that may be granted as incentive stock options (“ISO”) and non-statutory stock options. Options are granted based on the growth in net income compared to the prior year. The target growth is a 10% increase in net income each year which would trigger stock option grant of 36,720 shares. The grant would include 24,480 shares granted to employees and 12,240 shares granted to directors. The following table sets forth the possible option grants based on the increase in net income.

Earnings Increase	Options to be Awarded
8%	12,240
9%	24,480
10%	36,720
11%	40,392
12%	45,900

Termination and Change in Control Payments

     Potomac and the bank have a written employment agreement with Robert F. Baronner, Jr., President and Chief Executive Officer of Potomac and the bank. The agreement is for a one year term and automatically renews each year unless terminated by one of the parties. Under the agreement, if Mr. Baronner’s employment is terminated (other than for cause), he is entitled to one year’s salary and benefits. In the event of an actual or constructive termination of Mr. Baronner’s employment after a change in control of Potomac or the bank, Mr. Baronner would receive two years’ compensation and benefits for 18 months.

     The following table provides detailed compensation had Mr. Baronner’s employment been terminated other than for cause or in conjunction with a change in control on or before December 31, 2006.

				401(k)
			Insurance	Matching
		Salary	Premiums	Contribution	Total
Termination	Year	($)	($)	($)	($)
Other Than for Cause	2007	175,000	6,325	5,237	186,562
Change of Control	2007	175,000	6,325	5,237	186,562
	2008	175,000	3,795	2,619	181,414

Executive Compensation

     Potomac's officers did not receive compensation as such during 2006. The Summary Compensation Table sets forth the annual and long term compensation for services in all capacities to the bank for the fiscal year ended December 31, 2006 of the named executive officers. Neither Potomac nor the bank has any stock option plans, employee stock ownership plans or other employee benefit plans except for the pension plan, 401(k) plan and stock incentive plan described in this proxy statement. There were 45,878 options granted in 2005 and 45,889 options granted in 2006 through the stock incentive plan.

SUMMARY COMPENSATION TABLE

						Change in
						Pension Value
						and
						Nonqualified
					Non-Equity	Deferred
				Option	Incentive Plan	Compensation	All Other
Name and		Salary	Bonus	Awards	Compensation	Earnings	Compensation	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)
Robert F. Baronner, Jr.
President and
Chief Executive Officer	2006	175,000	12,331	19,788	- -	20,812	15,770	243,701
Gayle Marshall Johnson
Senior Vice President
and Chief Financial Officer	2006	78,000	15,000	10,290	1,000	25,899	2,726	132,915
David W. Irvin
Executive Vice President
and Senior Lender	2006	100,000	10,466	10,290	41,937	10,503	4,233	177,429

     Each officer receives option awards, incentive and other compensation. Option awards are calculated by multiplying the grant date fair value by the number of options granted. The grant date fair value is calculated under the provisions set forth by FASB statement 123(R). Non-equity incentive plan compensation is the incentives paid in cash as opposed to stock options. The non-equity incentive paid to the Chief Financial Officer was awarded for her recommendation of a new employee who was hired and remains with the bank. The non-equity incentive paid to the Executive Vice President is 10% of the total fees collected on commercial loans. All other compensation is the dollar value of certain benefits provided to each officer.

     The all other compensation total for each named executive officer can differ depending on their position. The CEO is paid, as a director, for board of director meetings. Each named executive officer is compensated in the form of matching contributions to their individual 401(k) plans and in the form of premiums paid for life insurance policies.

     During 2003, the Potomac board and the shareholders adopted and approved the 2003 Stock Incentive Plan which reserves 183,600 shares of common stock that may be granted as incentive stock options (“ISO”) and nonqualified or non-statutory stock options. There were 45,889 shares granted in 2006.

GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under			All Other Option	Exercise or
		Equity Incentive Plan Award			Awards:	Base Price of
					Number of Securities	Option
	Grant	Threshold	Target	Maximum	Underlying Options	Awards
Name	Date	(#)	(#)	(#)	(#)	($/SH)
Robert F. Baronner	1/10/2006	2,040	4,080	5,100	5,100	17.25
Gayle Marshall Johnson	1/10/2006	1,061	2,122	2,652	2,652	17.25
David W. Irvin	1/10/2006	1,061	2,122	2,652	2,652	17.25

     Each named executive officer is awarded options based on the annual increase in net income. The plan is based on the goal of increasing net income by 10% annually. There is a threshold of an 8% increase in net income that must be met to guarantee an award. Option awards vest 20% for each one year period after the grant date and become fully vested five years after the grant date. The option exercise period expires 10 years from the grant date. Any options not exercised within the 10 year period are automatically forfeited.

     The table above represents several elements of the plan. The estimated future payouts represent the amounts that could have been earned by each named executive officer. The threshold represents the amount of options that would have been granted if the increase in net income would have been equal to the minimum allowable increase (8%). The target represents the number of shares that would have been awarded to each officer if the increase in net income would have been the 10% goal set in the plan. The maximum represents the largest number of options that each officer can receive under the provisions of the plan. All other option awards represent the actual number of options awarded on the grant date.

     The following table provides detail of the outstanding stock options for each named executive officer. No options have been exercised as of December 31, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards
	Number of	Number of
	Securities Underlying	Securities Underlying	Options
	Unexercised Options	Unexercised Options	Exercise	Options
	(#)	(#)	Price	Expiration
Name	Exercisable	Unexercisable	($)	Date
Robert F. Baronner, Jr.	- -	5,100	17.25	1/10/2016
	1,020	4,080	14.00	1/11/2015
	1,632	2,448	11.28	2/10/2014
Gayle Marshall Johnson	- -	2,652	17.25	1/10/2016
	530	2,122	14.00	1/11/2015
	816	1,224	11.28	2/10/2014
David W. Irvin	- -	2,652	17.25	1/10/2016
	530	2,122	14.00	1/11/2015
	816	1,224	11.28	2/10/2014

     For each named executive officer above, an additional 20% of options granted for each year became exercisable on the anniversary of the grant dates in January and February of 2007.

     Stock options vest 20% per year for a five year period. Fully vested options are eligible to be exercised for a period of 10 years after the grant date. Exercisable options represent 40% of the 2004 grant and 20% of the 2005 grant for each named executive officer.

Employee Benefit Plans

     Potomac sponsors a noncontributory, defined benefit pension plan under which benefits are determined based on an employee’s average annual compensation for any five consecutive full calendar years of service which produces the highest average. An employee is any person (but not including a person acting only as a director) who is regularly employed on a full-time basis. An employee becomes eligible to participate in the plan upon completion of at least one year of service and attainment of age 21.

     Normal retirement is at age 65 with the accrued monthly benefit determined on actual date of retirement. An employee may take early retirement from age 60 and the accrued monthly benefit as of the normal retirement date is actuarially reduced. There is no reduction if an employee is 62 years of age and has 30 years service.

     The pension table below represents the accumulated benefits of the pension plan for each named executive officer.

PENSION BENEFITS

		Number of	Present
		Years	Value of	Payments
		Credited	Accumulated	During Last
		Service	Benefits	Fiscal Year
Name	Plan Name	(#)	($)	($)
Robert F. Baronner, Jr.	Bank of Charles Town	5	92,990	- -
	Defined Benefit Pension Plan
Gayle Marshall Johnson	Bank of Charles Town	25	181,861	- -
	Defined Benefit Pension Plan
David W. Irvin	Bank of Charles Town	5	54,246	- -
	Defined Benefit Pension Plan

     Compensation covered by the pension plan is based upon total pay. Effective for plan years beginning in 2006, Internal Revenue Code Section 401(a) (17) prohibits taking into account compensation in excess of $220,000 in determining one’s pension benefit

     During 2002, the company established a 401(k) profit sharing plan available initially to all full-time employees. After initiation of the plan, employees become eligible to participate in the plan upon reaching age 21 and completing one year of service. Employees can make a salary deferral election authorizing the employer to withhold up to the amount allowed by law each calendar year. The employer may make a discretionary matching contribution each plan year. The employer may also make other discretionary contributions to the plan.

Personnel Committee Report on Executive Compensation

     The personnel committee is comprised of seven members: one employee, Diane Armstrong (Human Resources Director); one employee director, Robert F. Baronner, Jr. (ex-officio); and five independent directors, J. Scott Boyd, Guy Gareth Chicchirichi, Thomas C.G. Coyle, John C. Skinner, Jr. and Donald S. Smith. The personnel committee reviews and recommends to the board changes to the compensation levels of all executive officers of the bank. The committee seeks to attract and retain highly capable and well-qualified executives and to compensate executives at levels commensurate with their amount of service to the bank. The committee met November 28, 2006 to review and approve the bank's 2007 compensation levels. The bank's chief executive officer reviews each executive officer's compensation and makes recommendations to the committee. The committee reviews these recommendations and independently evaluates each executive's job performance and contribution to the bank. The committee also considers the inflation rate and the compensation levels of executive officers holding similar positions with the bank's competitors. For instance, the committee compares the compensation levels of its executive officers with the levels, when known, of such institutions as Bank of Clark County, First Bank and Marathon Bank. Compensation levels for executives of the bank are competitive when compared to these institutions.

     The chief executive officer's salary and bonus are tied to performance goals of the bank and the bank's profitability for the prior fiscal year. Robert F. Baronner, Jr. served on the committee and was the bank's chief executive officer; however, he did not make any recommendations relating to his salary and was not present at committee meetings when his compensation was being discussed.

     In 2006 Mr. Baronner had the opportunity to earn up to 22% of his base salary in bonus. This incentive program is based entirely on the following performance factors: earnings per share, return on equity, return on assets, average price per share, loan growth, deposit growth, efficiency ratio, credit quality and the grow income of BCT investments and the Trust Department. During 2006, Mr. Baronner earned $12,331 out of a possible bonus of $38,500.

     In 2001 Potomac and the bank entered into a written employment agreement with Mr. Baronner. The first year’s base salary for 2001 for Mr. Baronner as stated in the employment agreement was set after discussions with a professional executive recruiter as well as research regarding market rates for similar positions for candidates with equivalent education and experience. The salary is set each year as the agreement renews and is based on performance goals of the bank and the bank’s profitability as discussed above.

     Based upon the Personnel Committee’s discussions with management, the committee’s review of the Compensation Discussion and Analysis and the representation of management relating thereto, the Personnel Committee recommended that the Board of Directors include the Compensation Discussion and Analysis in the company’s Annual Report on Form 10-K for the year ended December 31, 2006, filed with the Securities and Exchange Commission and as applicable, in the company’s proxy statement sent to shareholders in connection with the annual meeting.

     This report is submitted by:

Robert F. Baronner, Jr. (ex-officio)
J. Scott Boyd
Guy Gareth Chicchirichi
Thomas C.G. Coyle
John C. Skinner, Jr.
Donald S. Smith

March 13, 2007

     This report should not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Potomac specifically incorporates this report by reference, and shall not otherwise be filed under such Acts.

Employment Agreement

     Potomac and the bank have a written employment agreement with Robert F. Baronner, Jr., President and Chief Executive Officer of Potomac and the bank. The agreement is for a one-year term with automatic renewals for one year each, unless terminated by one of the parties. The agreement provided for an annual salary of $110,000 plus director’s fees in 2001. The subsequent annual salaries are set each year as the agreement renews. The personnel committee set the annual salary at $190,000 for 2007. Under the agreement, if Mr. Baronner’s employment is terminated (other than for cause), he is entitled to one year’s salary and benefits. In the event of an actual or constructive termination of Mr. Baronner’s employment after a change in control of Potomac or the bank, Mr. Baronner would receive two years’ compensation and benefits for 18 months.

Compensation of Directors

     Directors of Potomac were not compensated for their services as directors for 2006. Directors of the bank were compensated at the rate of $760 for each regular and each special board meeting attended in January through April in 2006. Bank directors were compensated at the rate of $850 for each regular and each special board meeting attended in May through December in 2006. Directors are additionally compensated $100 for each committee meeting attended. Directors that serve on the audit committee are compensated $200 for each audit committee meeting. The audit committee member that is deemed the financial expert is compensated $300 dollars for each meeting attended. Directors who are operating officers of the bank are not compensated for committee meetings attended.

DIRECTOR COMPENSATION

	Fees Earned or		All Other
	Paid in Cash	Option Awards	Compensation	Total
Name	($)	($)	($)	($)
J. Scott Boyd	11,540	5,393	- -	16,933
John P. Burns, Jr.	10,740	5,393	- -	16,133
Guy Gareth Chicchirichi	11,840	5,393	- -	17,233
Margaret Cogswell	11,040	5,393	- -	16,433
Thomas C.G. Coyle	10,740	5,393	- -	16,133
William R. Harner	12,040	5,393	- -	17,433
E. William Johnson	11,440	5,393	- -	16,833
Barbara H. Pichot	11,940	5,393	- -	17,033
Johns C. Skinner, Jr.	11,040	5,393	- -	16,433
Donald S. Smith	11,840	5,393	- -	17,233
C. Larry Togans	12,440	5,393	- -	17,833

Certain Transactions with Directors, Officers and Their Associates

     Potomac and the bank have had, and expect to have in the future, transactions in the ordinary course of business with directors, officers, principal shareholders and their associates. All of these transactions remain on substantially the same terms, including interest rates, collateral and repayment terms on the extension of credit, as those prevailing at the same time for comparable transactions with unaffiliated persons, and in the opinion of management of Potomac and the bank, did not involve more than the normal risk of collectibility or present other unfavorable features.

     The company does not have a policy on related transactions. As stated in the previous paragraph, transactions with directors are on the same terms and require the same documentation as those transactions with unaffiliated persons. These transactions are voted on by the Board of Directors with the particular director absent for the discussion and voting. The transactions and voting are recorded in the minutes. These transactions are designated so the information is accessible as needed for reporting purposes.

     Nichols and Skinner, L.C., a law firm in which Director John C. Skinner, Jr. is a shareholder, performed legal services for the bank and Potomac in 2006 and will perform similar services in 2007. On the basis of information provided by Mr. Skinner, it is believed that less than five percent of the gross revenues of this law firm in 2006 resulted from payment for legal services by Potomac and the bank. In the opinion of Potomac and the bank, the transactions with Nichols and Skinner, L.C., were on terms as favorable to Potomac and the bank as they would have been with third parties not otherwise affiliated with Potomac or the bank.

     J. Scott Boyd, John P. Burns, Jr. and John C. Skinner, Jr., directors of the bank and Potomac, have been indebted to the bank during 2006 in excess of $120,000. In the opinion of Potomac and the bank, these loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectability or present other unfavorable features.

2.     RATIFICATION OF SELECTION OF AUDITORS

     The board of directors has selected the firm of Yount, Hyde & Barbour, P.C. to serve as independent auditors for Potomac for the calendar year 2007. If the shareholders do not ratify the appointment of Yount, Hyde & Barbour, P.C., the board will consider the appointment of other auditors. Potomac is advised that no member of this accounting firm has any direct or indirect material interest in Potomac, or any of its subsidiaries.

     A representative of Yount, Hyde & Barbour, P.C., will be present at the annual meeting to respond to appropriate questions and to make a statement if he or she so desires. The enclosed proxy will be voted "FOR" the ratification of the selection of Yount, Hyde & Barbour, P.C., unless otherwise directed. The affirmative vote of a majority of the shares of Potomac's common stock represented at the annual meeting of shareholders is required to ratify the appointment of Yount, Hyde & Barbour, P.C. Because a majority of the votes cast will be sufficient for the ratification of the appointment of Yount, Hyde & Barbour, P. C., neither broker non-votes nor abstentions will affect the outcome of the proposal. Any shares held in street name that are not voted (“broker non-votes”) will not be included in determining the number of votes cast.

     The Audit Committee and the Board of Directors unanimously recommend that shareholders vote “For” such ratification.

3.     PROPOSAL TO AMEND POTOMAC BANCSHARES, INC. 2003 STOCK INCENTIVE PLAN

     On May 13, 2003, the shareholders approved the Potomac Bancshares, Inc. 2003 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to keep and motivate executive, managerial and other key employees, motivate participating employees to achieve long-range goals, provide incentive compensation and opportunities competitive with other major financial institutions, and to connect the interests of employees participating in the Plan with Potomac’s other stockholders through incentive compensation based on the stock value of Potomac, thereby promoting the long-term financial interests of Potomac and all of its stockholders. The number of shares available for the Plan, adjusted for stock dividends, is currently 183,600. The proposal is to increase from 183,600 to 433,600 shares available for options under the Plan.

     Under the proposal, Article V of the Plan would be amended to read, in its entirety, as follows:

ARTICLE V
Number of Shares Subject to the Plan

     The aggregate number of shares of Common Stock available for grants of Options under this Plan shall be 433,600 shares, subject to adjustment in accordance with Article VIII of the Plan, and the aggregate number of shares of Common Stock for which Options may be granted under this Plan shall not exceed such number. Such shares may be either authorized but unissued shares or treasury shares. If an Option or portion thereof shall expire or terminate for any reason without having been exercised, the unpurchased shares covered by such Option shall be available for future grants of Options; provided, however, that in no event shall the Committee have any obligation to make such shares available for the granting of other Options under the Plan.

A copy of the Plan, as proposed to be amended, is attached as Exhibit A to this proxy statement.

     The enclosed proxy will be voted “FOR” the approval of the proposed amendment to the Plan unless otherwise directed. The affirmative vote of a majority of the shares of Potomac’s common stock represented at the annual meeting of shareholders is required to approve the proposed amendment.

     The Board of Directors unanimously recommends that shareholders vote “FOR” approval of this proposal.

FORM 10-K ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION

     Upon written request by any shareholder to Gayle Marshall Johnson, Sr. Vice President and Chief Financial Officer, Potomac Bancshares, Inc., 111 East Washington Street, PO Box 906, Charles Town, West Virginia 25414-0906, a copy of Potomac's 2006 Annual Report on Form 10-K will be provided without charge.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Potomac's directors and executive officers, and persons who own more than ten percent of a registered class of Potomac's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Potomac. Officers, directors and shareholders owning more than ten percent are required by SEC regulation to furnish Potomac with copies of all Section 16(a) forms which they file.

     To Potomac's knowledge, based solely upon review of the copies of such reports furnished to Potomac and written representations that no other reports were required, during the two fiscal years ended December 31, 2006, all Section 16(a) filing requirements applicable to its officers, directors and persons owning more than ten percent were complied with except as described herewith. Director J. Scott Boyd filed late for two transactions in 2005 and Director Guy Gareth Chicchirichi filed late for one transaction in 2005. These three late 2005 filings were disclosed in the proxy statement for the 2006 meeting. Director Guy Gareth Chicchirichi filed late for two transactions in 2006. Form 4’s for Director Chicchirichi were filed in May and December of 2006 for these two transactions.

OTHER MATTERS

     If any of the nominees for election as directors should be unable to serve as a director by reason of death or other unexpected occurrence, a proxy will be voted for a substitute nominee or nominees designated by the board of Potomac unless the board of directors adopts a resolution pursuant to the bylaws reducing the number of directors.

     The board of directors is unaware of any other matters to be considered at the meeting but, if any other matters properly come before the meeting, persons named in the proxy will vote such proxy in accordance with their judgment on such matters.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

     Any shareholder desiring to contact the Board of Directors or any individual director serving on the Board may do so by written communication mailed to: Board of Directors, Attention: (name of director(s), as applicable), c/o Corporate Secretary Gayle Marshall Johnson, Potomac Bancshares, Inc., PO Box 906, Charles Town WV 25414. Any proper communication so received will be processed by the Corporate Secretary as agent for the Board. Unless, in the judgment of the Corporate Secretary, the matter is not intended or appropriate for the Board (and subject to any applicable regulatory requirements), the Corporate Secretary will prepare a summary of the communication for prompt delivery to each member of the Board or, as appropriate, to the member(s) of the Board named in the communication. Any director may request the Corporate Secretary to produce for his or her review the original of the shareholder communication.

SHAREHOLDER PROPOSALS FOR 2007

     Any shareholder who wishes to have a proposal placed before the next Annual Meeting of Shareholders must submit the proposal to Robert F. Baronner, Jr., President and Chief Executive Officer of Potomac, at its executive offices, no later than November 22, 2007, to have it considered for inclusion in the proxy statement of the annual meeting in 2008.

Robert F. Baronner, Jr.
President and Chief Executive Officer

Charles Town, West Virginia
March 26, 2007